February 25, 2004


                           TOUCHSTONE
                           INVESTMENTS

                          TOUCHSTONE HIGH YIELD FUND
                          TOUCHSTONE CORE BOND FUND
             TOUCHSTONE INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND
                          TOUCHSTONE MONEY MARKET FUND
                  TOUCHSTONE U.S. GOVERNMENT MONEY MARKET FUND
           TOUCHSTONE INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND

               SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2004

The Board of Trustees of Touchstone Investment Trust (the Trust) has approved a proposal to reorganize the Touchstone Intermediate Term U.S. Government Bond Fund (Intermediate Bond Fund) into the Touchstone Core Bond Fund (Core Bond
Fund).

If shareholders of the Intermediate Bond Fund approve the reorganization proposal, the Intermediate Bond Fund will liquidate by transferring substantially all of its assets to the Core Bond Fund. Class A and Class B shares of the Intermediate Bond Fund will be exchanged for Class A shares of the Core Bond Fund and Class C shares of the Intermediate Bond Fund will be exchanged for Class C shares of the Core Bond Fund. Shareholders will not incur any sales charges or other transaction charges as a result of the reorganization. After the reorganization, the Core Bond Fund will retain its current investment goals and strategies and current portfolio manager.

Shareholders of record of the Intermediate Bond Fund as of March 23, 2004 are entitled to vote on the reorganization proposal at a special meeting of shareholders to be held on May 21, 2004. Shareholders of the Intermediate Bond Fund will be mailed information detailing the reorganization proposal on or about April 2, 2004.

For more information about the Core Bond Fund's investment goals and strategies, see the Trust's prospectus. You can obtain a copy of the prospectus by calling 1.800.543.0407, by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.touchstoneinvestments.com.




         221 East Fourth Street o Suite 300 o Cincinnati, OH 45202-4133
                  800.638.8194 o www.touchstoneinvestments.com
                          -----------------------------
        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member NASD and SIPC
                 A Member of Western & Southern Financial Group

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